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                                  SCHEDULE "B"

                  THIS AMALGAMATION AGREEMENT entered into as of the day of August, 2000.

AMONG:

                  1359288 ONTARIO LIMITED,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "1359288")

                                                               OF THE FIRST PART
                                     - and -

                  1359290 ONTARIO LIMITED,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "1359290")
                                                              OF THE SECOND PART
                                     - and -

                  1359292 ONTARIO LIMITED,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "1359292")

                                                               OF THE THIRD PART

                                     - and -

                  1359293 ONTARIO LIMITED,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "1359293")

                                                              OF THE FOURTH PART

                                     - and -

                  1403721 ONTARIO LIMITED,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "1403721")

                                                               OF THE FIFTH PART

                                     - and -



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                                                                          Page 2

                  1403627 ONTARIO LIMITED,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "1403627")

                                                               OF THE SIXTH PART
                                     - and -

                  1403626 ONTARIO LIMITED,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "1403626")

                                                             OF THE SEVENTH PART
                                     - and -

                  XDL CHANGEPOINT HOLDINGS INC.,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "XDL")

                                                              OF THE EIGHTH PART
                                     - and -

                  CHANGEPOINT CORPORATION,

                  a corporation incorporated under the laws of Ontario

                  (hereinafter called "Changepoint")

                                                               OF THE NINTH PART

                  WHEREAS all of 1359288, 1359290, 1359292, 1359293, 1403721,
1403627, 1403626, XDL and Changepoint are corporations to which the Business Corporations Act (Ontario) applies;

         AND WHEREAS 1359288 is authorized to issue an unlimited number of Class A shares, an unlimited number of Class B shares and an unlimited number of common shares of which -Class A shares and - common shares are issued and outstanding;

         AND WHEREAS 1359290 is authorized to issue an unlimited number of Class A shares, an unlimited number of Class B shares and an unlimited number of common shares of which - Class A shares and - common shares are issued and outstanding;


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                                                                          Page 3



         AND WHEREAS 1359292 is authorized to issue an unlimited number of Class A shares, an unlimited number of Class B shares and an unlimited number of common shares, of which - Class A shares and - common shares are issued and outstanding;

         AND WHEREAS 1359293 is authorized to issue an unlimited number of Class A shares, an unlimited number of Class B shares and an unlimited number of common shares of which - Class A shares and - common shares are issued and outstanding;

         AND WHEREAS 1403721 is authorized to issue an unlimited number of Class A shares, an unlimited number of Class B shares and an unlimited number of common shares of which - Class A shares and - common shares are issued and outstanding;

         AND WHEREAS 1403627 is authorized to issue an unlimited number of Class A shares, an unlimited number of Class B shares and an unlimited number of common shares of which - Class A shares and - common shares are issued and outstanding;

         AND WHEREAS 1403626 is authorized to issue an unlimited number of Class A shares, an unlimited number of Class B shares and an unlimited number of common shares of which - Class A shares and - common shares are issued and outstanding;

         AND WHEREAS XDL is authorized to issue an unlimited number of [preference] and common shares, of which [- preference] shares and 3,150 common shares are issued and outstanding;

         AND WHEREAS Changepoint is authorized to issue 5,983,962 Class A Preferred Shares, an unlimited number of Class B Preference Shares and an unlimited number of common shares, of which 5,983,962 Class A Preferred Shares, 2,873,696 Class B Preferred Shares and 10,197,108 common shares are issued and outstanding;

         AND WHEREAS the parties hereto, acting under the authority contained in the Business Corporations Act (Ontario), have agreed to amalgamate upon the terms and conditions set out hereunder.

         NOW THEREFORE THIS AGREEMENT WITNESSETH as follows:

1.       DEFINITIONS

                  In this agreement:

         (a)      "Amalgamating   Corporations"  means  1359288,   1359290,
         1359292,  1359293,  1403721,  1403627, 1403626, XDL and Changepoint;


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                                                                          Page 4



         (b) "Amalgamation Agreement" or "Agreement" means this amalgamation agreement;

         (c)      "Act" means the Business Corporations Act (Ontario);

         (d) "Corporation" means the corporation continuing from the amalgamation of the Amalgamating Corporations;

         (e)      "Effective Time" means 4:00 p.m. on the Effective Date; and

         (f) "Effective Date" means the date set out on the certificate endorsed by the Director appointed under the Act on the articles of amalgamation giving effect to the amalgamation herein provided for.

2.       AGREEMENT TO AMALGAMATE

                  The Amalgamating Corporations do hereby agree to amalgamate on the Effective Date under the provisions of the Act and to continue as one corporation upon the terms and conditions herein set out.

3.       NAME OF CORPORATION

                  The name of the Corporation shall be CHANGEPOINT CORPORATION.

4.       REGISTERED OFFICE

                  The registered office of the Corporation shall be in the Regional Municipality of York, in the Province of Ontario. The address of the registered office of the Corporation shall be 1595 Sixteenth Avenue, Suite 702, Richmond Hill, Ontario L4B 3N9.

5.       RESTRICTIONS

                  There shall be no restrictions on the business which the Corporation is authorized to carry on or the powers the Corporation may exercise.

6.       AUTHORIZED CAPITAL

                  The classes and any maximum number of shares that the Corporation is authorized to issue are as follows:

                  an unlimited number of shares designated as Blank Cheque Preference Shares issuable in one or more series; and

                  an unlimited number of Common Shares.


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                                                                          Page 5



7.       RIGHTS ATTACHING TO SHARES

                  The Blank Cheque Preference Shares and Common Shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

BLANK CHEQUE PREFERENCE SHARES

PREFERENCE SHARES ISSUABLE IN SERIES

1. ONE OR MORE SERIES - The preference shares may at any time and from time to time be issued in one or more series.

2. TERMS OF EACH SERIES - Subject to the Act, the directors may fix, before the issue thereof, the number of preference shares of each series, the designation, rights, privileges, restrictions and conditions attaching to the preference shares of each series, including, without limitation, any voting rights, any right to receive dividends (which may be cumulative or non-cumulative and variable or fixed) or the means of determining such dividends, the dates of payment thereof, any terms and conditions of redemption or purchase, any conversion rights, and any rights on the liquidation, dissolution or winding-up of the Corporation, any sinking fund or other provisions, the whole to be subject to the issue of a certificate of amendment setting forth the designation, rights, privileges, restrictions and conditions attaching to the preference hares of the series.

3. RANKING OF PREFERENCE SHARES - The preference shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, rank on a parity with the preference shares of every other series and be entitled to preference over the common shares. If any amount of cumulative dividends (whether or not declared) or declared non-cumulative dividends or any amount payable on any such distribution of assets constituting a return of capital in respect of the preference shares of any series is not paid in full, the preference shares of such series shall participate ratably with the preference shares of every other series in respect of all such dividends and amounts.


COMMON SHARES

1. DIVIDENDS. If in any fiscal year after providing for the full dividend on the Blank Cheque Preference Shares and any other class of shares ranking above the Common Shares, there shall remain any moneys of the Corporation properly applicable to the payment of dividends, such moneys may, in the discretion of the directors be applied to dividends on the Common Shares as and when declared by the directors.


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                                                                          Page 6


2. LIQUIDATION, DISSOLUTION & WINDING-UP. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Common shares shall be entitled to receive, after payment to the holders of the Blank Cheque Preference Shares and any other class of shares ranking above the Common Shares, the remaining property of the Corporation.

3. VOTING RIGHTS. The holders of the Common Shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation (except where the holders of another class of shares are entitled to vote separately as a class as provided in the Business Corporations Act or these Articles) and each Common Share shall confer the right to 1 vote in person or by proxy at all meetings of shareholders of the Corporation.

8.       DIRECTORS

         The minimum and maximum number of directors of the Corporation shall, until changed in accordance with the Act, be a minimum of 1 and a maximum of 12. Until otherwise determined, the number of directors of the Corporation shall be fixed at 7 persons and, except as otherwise provided in this Agreement, hereafter the board of directors of the Corporation shall have full power and authority to determine by ordinary resolution the precise number of directors of the Corporation within the aforesaid minimum and maximum numbers. The first directors of the Corporation shall be the following:



Name                    Residential Address            Resident Canadian
----                    -------------------            -----------------

Gerald William Smith    1169 Secretariate Road         Yes
                        Newmarket, Ontario
                        L3X 1M5

A. David Ferguson       231 Grenview Boulevard South   Yes
                        Etobicoke, Ontario
                        M8Y 3V2

Ian Giffen              5 Orchard Street               Yes
                        Markham, Ontario
                        L3P 2S9

Bernard Goldsmith       16 Avenue of Two Rivers        No
                        South Rumson, New Jersey
                        USA    07760

David C. Wetmore        530 Walker Road                No
                        Great Falls, Virginia


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                                                                          Page 7

                                    USA    22066

Bob Sywolski            100 Anchor Drive, #376         No
                        Key Largo, Florida
                        USA    33037

Howard Gwin             101 Babypoint Road             Yes
                        Toronto, Ontario
                        M6S 2G3

The said first directors shall hold office until the first annual meeting of shareholders of the Corporation or until their successors are elected or appointed, subject to the Corporation's by-laws.

9.       BY-LAWS

                  The by-laws of Changepoint shall be the by-laws of the Corporation and a copy of the by-laws may be examined at the address of the registered office of the Corporation at any time during regular business hours.

10.      SURRENDER OF SHARE CERTIFICATES

                  After the Effective Date, the shareholders of the Amalgamating Corporations shall, when requested by the Corporation, surrender for cancellation the certificates representing the shares held by them in the Amalgamating Corporations and shall be entitled to receive certificates for shares of the Corporation as herein provided. After the Effective Time, certificates formerly representing the shares of the Amalgamating Corporations shall represent only the right to receive certificates representing the shares of the Corporation into which such shares of the Amalgamating Corporation have been converted in accordance with paragraph 11 of this Agreement, together with any dividends paid or distributions made in respect thereof and any interest accrued on such dividends and distributions.

11.      CONVERSION OF SHARES

                  The issued and outstanding shares in the capital of the Amalgamating Corporations shall be converted at the Effective Time into issued and outstanding shares of the Corporation as follows:

         (a) the 205,011 issued and outstanding Class A shares of 1359288 held by The Paul Lupinacci Family Trust shall be converted into 68,510 common shares of the Corporation;

         (b) the 8,255 issued and outstanding common shares of 1359288 held by Paul Lupinacci shall be converted into 2,759 common shares of the Corporation;


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                                                                          Page 8



         (c) the - issued and outstanding - shares of 1359288 held by Envision Management Services Inc. shall be converted into 865,466 common shares of the Corporation;

         (d) the 728,155 issued and outstanding Class A shares of 1359290 held by The Gerry Smith Family Trust shall be converted into 82,759 common shares of the Corporation;

         (e) the 100,000 issued and outstanding Class A shares of 1359290 held by UI Design Inc. shall be converted into 11,362 common shares of the Corporation;

         (f) the 124 issued and outstanding common shares of 1359290 held by UI Design Inc. shall be converted into 2,693,634 common shares of the Corporation;

         (g) the 2,015,960 issued and outstanding Class A shares of 1359292 held by The Paul Edwards Family Trust shall be converted into 55,724 common shares of the Corporation;

         (h) the - issued and outstanding - shares of 1359292 held by Fenwick Design Limited shall be converted into 1,840,949 common shares of the Corporation;

         (i) the 205,011 issued and outstanding Class A shares of 1359293 held by The Randy Remme Family Trust shall be converted into 68,510 common shares of the Corporation;

         (j) the - issued and outstanding - shares of 1359293 held by Internet Expressions Inc. shall be converted into 833,531 common shares of the Corporation;

         (k) the - issued and outstanding - shares of 1403721 held by The Moreau Family Trust shall be converted into 33,500 common shares of the Corporation;

         (l) the - issued and outstanding - shares of 1403721 held by The Moreau Family Trust No. II shall be converted into - common shares of the Corporation;

         (m) the - issued and outstanding - shares of 1403721 held by Rick Moreau shall be converted into 11,856 common shares of the Corporation;

         (n) the - issued and outstanding - shares of 1403627 held by The Rusch Family Trust shall be converted into 17,170 common shares of the Corporation;

         (o) the - issued and outstanding - shares of 1403627 held by The Rusch Family Trust No. II shall be converted into 44,458 common shares of the Corporation;

         (p) the - issued and outstanding - shares of 1403627 held by Chris Rusch shall be converted into 10,372 common shares of the Corporation;


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                                                                          Page 9


         (q) the - issued and outstanding - shares of 1403626 held by The Tatham Family Trust shall be converted into 38,000 common shares of the Corporation;

         (r) the - issued and outstanding - shares of 1403626 held by The Tatham Family Trust No. II shall be converted into - common shares of the Corporation;

         (s) the - issued and outstanding - shares of 1403721 held by Chuck Tatham shall be converted into 12,000 common shares of the Corporation;

         (t) the - issued and outstanding - [preference] shares of XDL shall be converted into - common shares of the Corporation;

         (u) the - issued and outstanding common shares of XDL shall be converted into - common shares of the Corporation;

         (v) the 5,983,962 issued and outstanding Class A Preferred shares of Changepoint shall be converted into common shares of the Corporation on a 1 for 1 basis so that each Class A Preferred shareholder shall receive that number of common shares of the Corporation which it held in Changepoint immediately prior to amalgamation;

         (w) the 2,873,696 issued and outstanding Class B Preferred shares of Changepoint shall be converted into common shares of the Corporation on a 1 for 1 basis so that each Class A Preferred shareholder shall receive that number of common shares of the Corporation which it held in Changepoint immediately prior to amalgamation;

         (x) the - issued and outstanding common shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of 1359288 shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;

         (y) the - issued and outstanding common shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of 1359290 shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;

         (z) the - issued and outstanding common shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of 1359292 shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;

         (aa) the 902,401 issued and outstanding common shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of 1359293 shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;


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                                                                         Page 10



         (bb) the - issued and outstanding common shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of 1403626 shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;

         (cc) the - issued and outstanding common shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of 1403627 shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;

         (dd) the - issued and outstanding common shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of 1403721 shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;

         (ee) the - issued and outstanding [preference] shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of XDL shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;

         (ff) the 3,150 issued and outstanding common shares of Changepoint all of which are at the date hereof and will be at the Effective Time held by or on behalf of XDL shall be cancelled without any repayment of capital in respect thereof and shall not be converted into shares of the Corporation;

         (gg) the - issued and outstanding common shares of Changepoint held by - [remaining Changepoint shareholders] shall be converted into - common shares of the Corporation.

12.      STATED CAPITAL

                  The stated capital of the shares of the Corporation issued on the conversion of the shares of the Corporation, subject to section 175(2) of the Act, shall be the aggregate of the issued stated capital of all of the amalgamating corporations.

13.      AMALGAMATION

                  Upon the Effective Time:

         (a) the Amalgamating Corporations are amalgamated and continue as one corporation under the terms and conditions prescribed in the Amalgamation Agreement;

         (b) the Corporation possesses all the property, rights, privileges and franchises and is subject to all liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of each of the Amalgamating Corporations;

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                                                                         Page 11


         (c) a conviction against, or ruling, order or judgment in favour or against an Amalgamating Corporation may be enforced by or against the Corporation;

         (d) the articles of amalgamation giving effect to the amalgamation herein provided for are deemed to be the articles of incorporation of the Corporation and, except for the purposes of subsection 117(1) of the Act, as may be amended from time to time, the certificate of amalgamation shall be deemed to be the certificate of incorporation of the Corporation;

         (e) the Corporation shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against an Amalgamating Corporation before the Effective Time.

                                                            continued on page 12


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                                                                         Page 12



14.      TERMINATION

                  At any time before the Effective Time, this Amalgamation Agreement may be terminated by the directors of either of the Amalgamating Corporations, notwithstanding the approval of this Amalgamation Agreement by the shareholders of each of the Amalgamating Corporations.

                  IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date and year first above written.



      1359288 ONTARIO LIMITED                 1359292 ONTARIO LIMITED


Per: ________________________________      Per:_________________________________
     Paul Lupinacci - Secretary                Paul Edwards - Secretary


      1359293 ONTARIO LIMITED                 1359290 ONTARIO LIMITED


Per: _________________________________     Per:_________________________________
     Randall Nelson Remme - Secretary          Gerald William Smith - Secretary


     1403721 ONTARIO LIMITED                  1403627 ONTARIO LIMITED


Per: _________________________________     Per:_________________________________
     Rick Moreau - Secretary                   Chris Rusch- Secretary


    1403626 ONTARIO LIMITED                    XDL CHANGEPOINT HOLDINGS INC.


Per: _________________________________     Per:_________________________________
     Chuck Tatham - Secretary                  David Latner -


      CHANGEPOINT CORPORATION

Per: _________________________________
     John Anhang - Secretary

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